[LOGO]
EV Marathon Strategic
Income Fund

Annual
Shareholder Report

October 31, 1996



To Shareholders

I am happy to report that EV Marathon Strategic Income Fund had a total return of 18.5% during the year ended October 31, 1996. That return was the result of a rise in net asset value per share to $9.31 from $8.50 on October 31, 1995, and the reinvestment of $0.703 in income dividends. It does not include the effect of contingent deferred sales charges on certain redeeming shareholders. Based on the October dividend and the closing net asset value of $9.31, the Fund's distribution rate was 8.23%. By any measure, fiscal 1996 was an outstanding year for EV Marathon Strategic Income Fund. As Mark Venezia discusses on page 2, the Fund's strong results ranked it 2nd of 89 funds in the "Short-Term World Income Fund" category, according to Morningstar, Inc. an independent mutual fund ranking service.*

1996: Robust performance and a record year for global issuance...

Paced by the strong showing of Brady bonds and lower interest rates in Europe, 1996 has been a banner year for the global bond markets. Not surprisingly, 1996 is also shaping up as a record year for the issuance of global bonds. Through June 30 alone, $350 billion in new bonds had come to market, a 60% increase over the same period last year. Several forces have been driving the trend, including high levels of government borrowing as emerging economies raise the capital necessary to fund economic development. The increased global supply has met with a warm reception from investors. More than $115 billion of dollar-denominated bonds are scheduled to mature in 1996, according to the Euromoney Capital Market Data Base, and a good portion of that capital is being redirected into high-yield global bonds.

* Morningstar rankings reflect historical performance through 10/31/96. For the 3-year and 5 year periods ending 10/31/96, the fund was ranked 6th of 50 funds and 18th of 31 funds, respectively. Rankings are based on the fund's total returns and do not take sales charges into consideration. Past performance is no guarantee of future results.

Meanwhile, the U.S. bond market, provided selective opportunities...

The U.S. market was generally under pressure throughout the period, as yields for 5-year Treasuries rose from 5.81% on October 31, 1995 to 6.07% on October 31, 1996. While many investors had anticipated an economic slowdown in the second half of the year, the economy not only maintained its momentum but proved somewhat stronger than expected. The economy's strength in the face of weaker expectations contributed to rising volatility throughout the period.

Nonetheless, the Fund benefited from the response of its high-yield corporate bonds to the continued economic growth, while its mortgage-backed securities outperformed the Treasury market. Thus, in a difficult fixed-income environment, shareholders again benefited from the Fund's flexible investment approach. We believe that this time-tested strategy will continue to provide good fixed income opportunities - both domestic and global - in the years ahead. In the pages that follow, portfolio manager Mark Venezia reviews the Fund's successful fiscal year and gives his outlook for the global bond market.

[PHOTO OF JAMES B. HAWKES OMITTED]

Sincerely,

/S/James B. Hawkes

James B. Hawkes

President

December 20, 1996



Management Discussion

An interview with Mark S. Venezia, vice president and manager of Strategic Income Portfolio.

Q. Mark, the Fund was ranked 2nd of 89 similar funds in the "Short-Term World Income Fund" category for the year ended October 31, 1996, according to Morningstar, an independent mutual fund ranking service. To what do you attribute the Fund's strong showing?

A. Generally, this was a period when many global market trends worked in the Fund's favor. Our Brady bonds were the largest contributors to the Fund's performance, as emerging markets rallied very strongly during the period. Second, we benefited from our exposure to Europe, as interest rates fell during the period. Third, yields in the so-called "Dollar Bloc" nations fell dramatically, causing our Canadian, Australian, and New Zealand positions to outperform the U.S. Fourth, while the U.S. Treasury market remained under some pressure, the Fund benefited from a narrowing of spreads in our U.S. mortgage-backed securities and high-yield corporate bonds. And finally, the Fund achieved currency gains as a result of the strength of the dollar against the yen and the German mark.

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Q. Why did the Brady markets do so well?

A. There were several reasons. With the currency crises and market turbulence of 1994 and early 1995 behind them, global bond investors focused on the progress emerging countries have made in implementing economic reforms, fighting inflation and reducing current account deficits. Moreover, with interest rates in the U.S., Europe, and Japan still relatively low, the attractive yields on Brady bonds drew increasing attention. Finally, these emerging economies have shown that they can sustain growth rates well above those of the industrialized nations.
As a result, we saw some improvement in credit quality among most Brady issuers. These strong fundamentals all gave a lift to the Brady markets.

[PHOTO OF MARK S. VENEZIA OMITTED]
Caption reads: Mark S. Venezia

Q. Which Brady markets were the best performers for the Fund?

A. Predominantly the Latin American markets, although all emerging markets tended to fare well. In the first half of the fiscal year, Poland and Argentina were good positions for the Fund. Investors gave a warm reception to Argentina's Second Reform of the State, which promised tax reform and spending cuts. Meanwhile, the Polish market responded well to the election of President Kwasniewski and the likelihood of a more stable government still dedicated to economic reform. Moody's and Standard & Poor's, major bond-rating agencies, assigned Polish Bradys investment grade ratings, sparking a sharp rally in the bonds.

In the second half of the period, we focused increasingly on Brazil and Ecuador, each of which has made remarkable economic progress. Brazil, for example, reported zero inflation for the month of September and continued to make progress on administrative reforms. Ecuador fared well as oil prices firmed throughout the year. In addition, newly-elected President Bucaram has proven more sensitive to the needs of business and foreign investors than his populist campaign suggested. That has further encouraged investors.

Q. You've referred to the importance of Brady bonds to the Fund's performance. Could you briefly explain the mechanics of the Brady bond markets?

A. Certainly. As some investors already know, Brady bonds are named after former U.S. Treasury secretary Nicholas Brady, the architect of a U.S. plan to ensure the medium-term economic stability of debtor emerging nations. The basic concept behind the Brady Plan was to restructure these nations' commercial bank loans into bonds, thereby providing debt relief for the borrowers while creating a relatively liquid market for the new debt securities.

Top five weightings according to...

 ...Regional                     Credit Exposure
allocations based               U.S.                      42.2%
on the location                 Ireland                   10.3
of the issuer of each           Brazil                     7.3
security. This shows            Poland                     6.4
that the Portfolio's            Norway                     5.3
largest holdings
were in the U.S.
and Ireland.

 ...The Portfolio's              Currency Allocation
holdings broken                 U.S.                       40.4%
down by country                 Ireland                    10.5
of currency                     Czech Republic              9.8
denomination.                   Indonesia                   7.7
This shows where                Philippines                 7.2
movement in
foreign exchange
rates will have the
greatest impact
on the Fund's
share price.

 ...The contribution             Interest Rate
of a country's                  Sensitivity*
positive weighting to the       U.S.                       38.6%
Portfolio's duration.           Germany                    28.8
This shows where                Ireland                    21.2
changing interest               Norway                     10.4
rates will have the             Canada                      9.4
greatest impact
on share prices.

Footnote reads:
* Calculated by determining the interest rate sensitivity of the Portfolio's positions in each country and dividing by the Portfolio's overall interest rate sensitivity.



[GRAPHIC CHART OMITTED: The Brady Bond Market:]
Brady issuers demonstrate
improving economic fundamentals*...

                                   1995
                GDP            Reserves
              -----            --------
Argentina    $276 B             $14.3 B

Brazil        689 B              51.8 B

Ecuador        18 B               1.6 B

Mexico        279 B              16.9 B

Philippines    74 B               7.0 B

Poland        116 B              15.0 B

Venezuela      79 B               6.3 B

Footnote reads:
*Data for 1995; Source: J.P. Morgan, Inc.

[GRAPHIC VERTICAL BAR CHART WITH IMAGE OF PAPER SCROLL IN BACKROUND
OMITTED: While Brady trading volume continues to surge.]

'91           $200B
'92           $730B
'93         $1,979B
'94         $2,766B
'95         $3,000B

Footnote reads:
Source: Emerging Markets Traders Association.

The first such plan, featuring an agreement with Mexico, went into effect in 1990. Although there have been many variations on this early theme, this first agreement provided the basic precedent for future efforts: 1) securitization, or transforming bank loans into bonds; 2) collateralized principal, whereby the principal portion of some newly created bonds is backed by zero-coupon U.S. Treasuries; 3) discounted exchanges, whereby loans are exchanged at a discount in return for long-term, floating-rate bonds; and 4) below-market fixed coupons, whereby loans are exchanged at par value, but with below-market coupons. These various structures have been used to improve economic stability for a wide range of emerging markets in Latin America, Southeast Asia, the Middle East and Eastern Europe.

Q. What are the overall benefits of the Brady market?

A. There are several. First, for emerging economies, the use of Brady bonds provides debt relief through lower interest rates, longer maturities, and principal reduction. Often, that debt relief gives these nations additional breathing room in the critical early transition to a market economy. Second, the underlying credit of some of the new debt is improved through guarantees of principal repayment, which is very important from the investors' point of view. Finally, the process helps to broaden the investor base for the bonds and thereby improve their liquidity. As a measure of that liquidity, trading in Brady bonds will far exceed $1 trillion in 1996.

[GRAPHIC PIE CHART OMITTED: Strategic Allocation:*]

High-Yield        16.4%

Foreign
Investment Grade  39.3%

U.S. Investment
Grade             44.3%

Footnote reads:
*Based on market value as of 10/31/96
Because the Fund is actively managed, country and sector allocations are subject to change.


Q. Why did the Fund benefit from a strong dollar?

A. In fiscal year 1996, the dollar was very strong relative to the Japanese yen. The Fund maintained short positions versus the yen throughout the period, which helped the Fund's performance. Meanwhile, in Europe, the Fund benefited from the relative strength of the dollar against the German mark. Typically, when the mark is weak versus the dollar, the other western European countries benefit. Therefore, our strategy in Europe was to hold bond positions in peripheral European countries, while maintaining short positions in mark-related currencies. That strategy was doubly effective because we not only realized the "carry" - the yield difference between our bond holdings and our short currency positions - but also benefited from a strong outperformance by the European bond markets. Yields fell throughout Europe as countries prepared to meet the strict economic criteria for monetary union.

Q. Looking forward, Mark, what is your outlook for the global markets in the coming year?

A. I'm optimistic about the coming year for several reasons. First, the emerging nations are likely to continue their progress toward economic reform. While it's unreasonable to expect a repeat of this year's remarkable returns from the Brady markets, the emerging markets should still present good investment opportunities. Second, some global markets - Germany is a good example - still have relatively steep yield curves, so they may have room for further appreciation in those markets. Finally - and perhaps most fundamentally - inflation is still in decline around the world. That is certainly a favorable development for global bond investors.

Naturally, past trends do not guarantee future performance. And of course, investing in global markets and high-yield markets may involve currency and political risk. But foreign bonds continue to represent unique vehicles for fixed-income investors. In the coming year, EV Marathon Strategic Income Fund will continue to pursue those opportunities.



Comparison of Change in Value of a $10,000 Investment in EV Marathon Strategic Income Fund, the J.P. Morgan Hedged Short-Term Global Index and the Lipper Short World Multi-Market Income Funds average

From November 30, 1990, through October 31, 1996

AVERAGE                 1            5        Life of           Value of
ANNUAL RETURNS        Year        Years        Fund*      Investment at 10/31
---------------------------------------------------------------------
Including CDSC       15.5%         6.3%        6.7%             $14,710

Without CDSC         18.5%         6.3%        6.7%             $14,710

EV Marathon Strategic Income Fund vs. Lipper Short World Multi-Market Income Funds average and J.P. Morgan Hedged Short-Term Global Index

     Date      Fund Fund w/ CD    Lipper JP Morgan
  11/30/90  $10,000        NA    $10,000   $10,000
  12/31/90   $9,970        NA    $10,024   $10,098
   1/31/91  $10,090        NA    $10,189   $10,191
   2/28/91  $10,200        NA    $10,201   $10,279
   3/31/91  $10,340        NA     $9,975   $10,341
   4/30/91  $10,440        NA    $10,070   $10,431
   5/31/91  $10,580        NA    $10,086   $10,507
   6/30/91  $10,550        NA    $10,046   $10,529
   7/31/91  $10,550        NA    $10,170   $10,595
   8/31/91  $10,640        NA    $10,254   $10,732
   9/30/91  $10,740        NA    $10,411   $10,833
  10/31/91  $10,820        NA    $10,508   $10,931
  11/30/91  $10,730        NA    $10,511   $11,013
  12/31/91  $10,790        NA    $10,670   $11,151
   1/31/92  $10,840        NA    $10,625   $11,176
   2/28/92  $10,950        NA    $10,687   $11,206
   3/31/92  $10,960        NA    $10,703   $11,189
   4/30/92  $11,110        NA    $10,798   $11,274
   5/31/92  $11,180        NA    $10,911   $11,360
   6/30/92  $11,220        NA    $10,978   $11,439
   7/31/92  $11,240        NA    $11,010   $11,520
   8/31/92  $11,080        NA    $10,969   $11,573
   9/30/92  $10,720        NA    $10,662   $11,697
  10/31/92  $10,660        NA    $10,649   $11,713
  11/30/92  $10,630        NA    $10,570   $11,707
  12/31/92  $10,720        NA    $10,590   $11,806
   1/31/93  $10,760        NA    $10,643   $11,900
   2/28/93  $11,010        NA    $10,725   $12,003
   3/31/93  $11,100        NA    $10,771   $12,042
   4/30/93  $11,190        NA    $10,832   $12,108
   5/31/93  $11,260        NA    $10,914   $12,111
   6/30/93  $11,340        NA    $10,952   $12,222
   7/31/93  $11,540        NA    $10,978   $12,263
   8/31/93  $11,600        NA    $11,018   $12,351
   9/30/93  $11,490        NA    $11,000   $12,380
  10/31/93  $11,780        NA    $11,070   $12,444
  11/30/93  $11,740        NA    $11,032   $12,469
  12/31/93  $11,880        NA    $11,134   $12,543
   1/31/94  $12,070        NA    $11,213   $12,591
   2/28/94  $11,740        NA    $11,048   $12,493
   3/31/94  $11,100        NA    $10,899   $12,452
   4/30/94  $11,180        NA    $10,895   $12,418
   5/31/94  $11,350        NA    $10,906   $12,421
   6/30/94  $10,920        NA    $10,827   $12,424
   7/31/94  $10,970        NA    $10,863   $12,513
   8/31/94  $11,140        NA    $10,907   $12,516
   9/30/94  $11,130        NA    $10,941   $12,513
  10/31/94  $11,150        NA    $10,975   $12,562
  11/30/94  $11,280        NA    $10,993   $12,576
  12/31/94  $11,250        NA    $10,697   $12,590
   1/31/95  $11,050        NA    $10,627   $12,744
   2/28/95  $11,020        NA    $10,672   $12,896
   3/31/95  $10,990        NA    $10,650   $12,998
   4/30/95  $11,470        NA    $10,829   $13,122
   5/31/95  $11,920        NA    $10,974   $13,350
   6/30/95  $11,800        NA    $11,002   $13,399
   7/31/95  $11,900        NA    $11,101   $13,496
   8/31/95  $12,110        NA    $11,150   $13,604
   9/30/95  $12,350        NA    $11,258   $13,700
  10/31/95  $12,420        NA    $11,331   $13,817
  11/30/95  $12,660        NA    $11,407   $13,967
  12/31/95  $12,880        NA    $11,519   $14,086
   1/31/96  $13,390        NA    $11,657   $14,225
   2/28/96  $13,130        NA    $11,599   $14,181
   3/31/96  $13,220        NA    $11,645   $14,206
   4/30/96  $13,500        NA    $11,750   $14,296
   5/31/96  $13,570        NA    $11,809   $14,345
   6/30/96  $13,780        NA    $11,903   $14,429
   7/31/96  $13,810        NA    $11,999   $14,505
   8/31/96  $14,050        NA    $12,095   $14,602
   9/30/96  $14,490        NA    $12,264   $14,760
  10/31/96  $14,710   $13,780    $12,387   $14,915

Footnote reads:
Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD Lipper Analytical Services, Inc. **Investment operations commenced 11/26/90. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.

Fund performance

In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart comparing your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investments in EV Marathon Strategic Income Fund and the unmanaged J.P. Morgan Hedged Short-Term Global Index.

The total return figures

The blue solid line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects Fund expenses and transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The total return figures for the Fund reflect the Fund's maximum applicable deferred sales charge (CDSC), deducted at redemption as follows: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year.

The black line represents the performance of the J.P. Morgan Hedged Short-Term Global Index. The Index's return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest in the Index itself. The dotted line represents the average performance of Short World Multi-Market Income Funds, as compiled by Lipper Analytical Services, Inc., a mutual fund ranking service, and is included to show how the Fund has performed relative to its universe.




EV Marathon Strategic Income Fund
Financial Statements

Statement of Assets and Liabilities
October 31, 1996

Assets:
Investment in Strategic Income Portfolio (Portfolio), at value (Note 1A)                                     $130,725,618
Receivable for Fund shares sold                                                                                    22,222
                                                                                                             ------------
Total assets                                                                                                 $130,747,840
Liabilities:
Dividends payable                                                                               $605,914
Payable for Fund shares redeemed                                                                 423,659
Payable to affiliate --
Trustees' fees                                                                                       278
Accrued expenses                                                                                  46,800
                                                                                            ------------
Total liabilities                                                                                               1,076,651
                                                                                                             ------------
Net Assets for 13,932,253 shares of beneficial interest outstanding                                          $129,671,189
                                                                                                             ============

Sources of Net Assets:
Paid-in capital                                                                                              $135,298,105
Accumulated net realized loss on investment transactions
(computed on the basis of identified cost)                                                                    (12,949,190)
Unrealized appreciation of investments from Portfolio
(computed on the basis of identified cost)                                                                      7,844,544
Distributions in excess of net investment income                                                                 (522,270)
                                                                                                             ------------
Total net assets                                                                                             $129,671,189
                                                                                                             ============

Net Asset Value, Offering and Redemption Price (Note 7) Per Share
($129,671,189 (divided by) 13,932,253 shares of beneficial interest)                                                $9.31
                                                                                                                   ======

The accompanying notes are an integral part of the financial statements





Statement of Operations
For the Year Ended October 31, 1996

Investment Income (Note 1B):
Interest income allocated from Portfolio                                                                      $13,089,249
Expenses allocated from Portfolio                                                                              (1,190,751)
                                                                                                              -----------
Total investment income                                                                                       $11,898,498
Expenses --
Compensation of Trustees not members of the
Investment Adviser's organization (Note 5)                                                        $3,238
                                                                                                  19,354
Distribution costs (Note 6)                                                                    1,260,656
Transfer and dividend disbursing agent fees                                                      152,360
Printing and postage                                                                              92,802
Legal and accounting services                                                                     19,711
Registration fees                                                                                 18,836
State taxes                                                                                      200,000
Amortization of organization expenses (Note 1D)                                                    4,633
Miscellaneous                                                                                     16,677
                                                                                             -----------
Total expenses                                                                                                  1,788,267
                                                                                                              -----------
Net investment income                                                                                         $10,110,231
                                                                                                              -----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from Portfolio (identified cost basis) (including net loss due to foreign currency rate fluctuations of $766,402) --
Investment transactions                                                                       $9,048,161
Financial futures contracts                                                                     (116,435)
Written option transactions                                                                       23,127
Foreign currency and forward foreign currency exchange contracts                                 584,207
                                                                                             -----------
Net realized gain on investments                                                                               $9,539,060
Change in unrealized appreciation of investments                                                                3,747,829
                                                                                                              -----------
Net realized and unrealized gain on investments                                                               $13,286,889
                                                                                                              -----------
Net increase in net assets resulting from operations                                                          $23,397,120
                                                                                                              ===========

The accompanying notes are an integral part of the financial statements





Statements of Changes in Net Assets
                                                                                                 Year Ended October 31,
                                                                                             -----------------------------
                                                                                                 1996             1995
                                                                                             -----------      -----------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                                                        $10,110,231      $14,128,443
Net realized gain (loss) on investments                                                        9,539,060      (11,886,396)
Change in unrealized appreciation of investments                                               3,747,829       15,636,069
                                                                                             -----------      -----------
Net increase in net assets from operations                                                   $23,397,120      $17,878,116
                                                                                             -----------      -----------
Distributions to shareholders (Note 2 ) --
From net investment income                                                                  ($10,110,231)     ($7,936,820)
In excess of net investment income                                                              (748,802)              --
From tax return of capital                                                                           --        (7,061,789)
                                                                                             -----------      -----------
Total distributions                                                                         ($10,859,033)    ($14,998,609)
                                                                                             -----------      -----------
Transactions in shares of capital stock (Note 3) --
Proceeds from sale of shares                                                                  $7,147,913       $4,881,401
Net asset value of shares issued to shareholders
in payment of distributions declared                                                           5,396,728        7,134,341
Cost of shares redeemed                                                                      (46,178,157)     (97,267,733)
                                                                                             -----------      -----------
Decrease in net assets from capital stock transactions                                      ($33,633,516)    ($85,251,991)
                                                                                             -----------      -----------
Net decrease in net assets                                                                  ($21,095,429)    ($82,372,484)
Net Assets:
At beginning of year                                                                         150,766,618      233,139,102
                                                                                             -----------      -----------
At end of year (including distributions in excess of net
investment income of $522,270 and
$1,254,659, respectively)                                                                   $129,671,189     $150,766,618
                                                                                            ============     ============
The accompanying notes are an integral part of the financial statements





Financial Highlights

                                                        Year Ended October 31,
                                          --------------------------------------------------
                                                1996      1995    1994+       1993      1992
                                          --------------------------------------------------
Net asset value -- Beginning of year         $8.500    $8.290    $9.410    $9.120    $9.920
                                           --------  --------  --------  --------  --------
Income from operations:
Net investment income                        $0.655    $0.726    $0.645    $0.239    $0.816
Net realized and unrealized gain
(loss) on investments                        $0.858    $0.167   ($1.135)   $0.683   ($0.943)
                                           --------  --------  --------  --------  --------
Total income (loss) from operations          $1.513    $0.893   ($0.490)   $0.922   ($0.127)
                                           --------  --------  --------  --------  --------
Less distributions:
From net investment income                  ($0.655)  ($0.361)  ($0.343)  ($0.632)  ($0.673)
In excess of net investment income           (0.048)      --        --        --         --
From tax return of capital                      --     (0.322)   (0.290)      --         --
                                           --------  --------  --------  --------  --------
Total distributions                         ($0.703)  ($0.683)  ($0.633)  ($0.632)  ($0.673)
                                           --------  --------  --------  --------  --------
Net asset value -- End of year               $9.310    $8.500    $8.290    $9.410    $9.120


Total Return *                                18.48%    11.34%   (5.33%)    10.51%   (1.45%)
Ratios/Supplemental Data
(to average daily net assets):
Expenses (1)                                   2.17%     2.18%     2.00%     1.99%     1.95%
Net investment income                          7.38%     7.85%     7.24%     7.53%     8.20%
Portfolio Turnover * *                          --        --         55%       55%       56%
Net assets at the end of period
(000's omitted)                            $129,671  $150,767  $233,139  $381,227  $533,253

*   Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of  each period reported.
    Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

**  Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the
    Fund transferred substantially all of its investable assets to the Portfolio is shown in the
    Portfolio's financial statements which are included elsewhere in this report.

+   Per share amounts have been calculated using the monthly average share method which more approximately presents the per share data for the period, since the use of the undistributed method does not accord with the results of operations.

(1) Includes the Fund's share of Strategic Income Portfolio's allocated expenses for the years ended October 31, 1996 and 1995 and for the period from March 31, 1994 to October 31, 1994.

The accompanying notes are an integral part of the financial statements




Notes to Financial Statements

(1) Significant Accounting Policies

EV Marathon Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Strategic Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (98.7% at October 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $12,344,850, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.
Such capital loss carryovers will expire on, October 31, 2001
($1,847,613), October 31, 2002 ($5,884,118) and October 31, 2003
($4,613,119).

D. Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, have been amortized on the straight-line basis over five years.

E. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average cash balance the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses on the statement of operations.

(2) Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended October 31, 1996, reclassifications were made among the Fund's capital accounts primarily due to differences in book and tax accounting for investments in forward contracts and foreign denominated investments. Net investment income, net realized gains and net assets were not affected by this reclassification.

(3) Capital Stock

At October 31, 1996, there were one billion shares of $0.0001 par value capital stock authorized. Transactions in capital stock were as follows:

                                               Year Ended October 31,
                                           -----------------------------
                                                     1996           1995
                                           --------------  -------------
Sales                                             801,649        587,219

Issued to shareholders
electing to receive payment of
distributions in capital stock                    608,806        867,130
Redemptions                                    (5,223,821)   (11,841,595)
                                           --------------  -------------
Net decrease                                   (3,813,366)   (10,387,246)
                                           ==============  =============

(4) Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 1996 aggregated $8,918,484 and $55,950,391, respectively.

(5) Investment Adviser Fee and Other Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston
Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/ trustees of the above organizations (Note 6). Except as to Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

(6) Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan, which is approved annually, requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365th of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 4.50% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund accrued $1,028,723 as payable to EVD for the year ended October 31, 1996 representing 0.75% (annualized) of average daily net assets. At October 31, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $18,063,000.

In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms, and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees of the Trust have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. The Fund paid or accrued service fees to or payable to EVD for the year ended October 31, 1996 in the amount of $231,933. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.
Certain of the officers and Trustees of the Fund are officers or directors of EVD.

(7) Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within four years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 3% in the first year of redemption after purchase, declining one-half of one percentage point in the second and third years and one percentage point in the fourth and fifth years. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $76,000 of CDSC paid by shareholders for the year ended October 31, 1996.

Report of Independent Accountants

To the Board of Trustees of Eaton Vance Mutual Funds Trust and
Shareholders of EV Marathon Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of EV Marathon Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust, as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts

December 2, 1996




Strategic income portfolio

Portfolio of investments
October 31, 1996

                                                               Principal            U.S. $ Value
------------------------------------------------------------------------------------------------
Bonds & Notes -- 90.8%
------------------------------------------------------------------------------------------------
ARGENTINA, 4.2%                                             U.S. Dollars
Argentina Discount Bond (Brady), 6.4375%, 3/31/23
(identified cost $5,119,445)                                   7,700,000         $     5,563,250
                                                                                 ---------------

AUSTRALIA, 0.6%                                       Australian Dollars
State Electricity - Victoria, 9.25%, 9/18/03
(identified cost $733,564)                                     1,000,000         $       851,231
                                                                                 ---------------

BRAZIL, 7.3%                                                U.S. Dollars
Brazil Discount Bond (Brady), 6.5%, 4/15/24
(identified cost $7,844,804)                                  13,200,000         $     9,718,500
                                                                                 ---------------

COLOMBIA, 2.7%                                              U.S. Dollars
FEN, 9.375%, 6/15/06
(identified cost $3,552,500)                                   3,500,000         $    3,609,375
                                                                                 ---------------

CZECH REPUBLIC, 4.6%                                       Czech Korunas
CEZ (Czech Electric Company), 14.375%, 1/27/01
(identified cost $6,022,084)                                 159,710,000         $     6,137,439
                                                                                 ---------------

DENMARK, 1.4%                                               Danish Krone
Denmark Government, 8%, 3/15/06
(identified cost $1,869,421)                                  10,000,000         $     1,849,713
                                                                                 ---------------

ECUADOR 1.4%                                                U.S. Dollars
Ecuador Discount Bond (Brady), 6.50%, 2/28/25
(identified cost $1,625,211)                                   2,900,000         $     1,901,313
                                                                                 ---------------

IRELAND, 10.3%                                               Irish Pound
Irish Government, 8%, 8/18/06                                  3,000,000         $     5,243,751
Irish Government, 9.25%, 7/11/03                               4,500,000               8,411,749
                                                                                 ---------------
Total Ireland (identified cost $12,681,571)                                      $    13,655,500
                                                                                 ---------------

NEW ZEALAND, 4.2%                                    New Zealand Dollars
New Zealand Government, 6.5%, 2/15/00                          4,000,000         $     2,769,047
New Zealand Government, 8%, 11/15/06                           3,800,000               2,819,933
                                                                                 ---------------
Total New Zealand (identified cost $5,317,623)                                   $     5,588,980
                                                                                 ---------------

NORWAY, 5.3%                                            Norwegian Krones
Norway Government, 6.75%, 1/15/07                             20,000,000         $     3,121,289
Norway Government, 7.0%, 5/31/01                              24,000,000               3,914,686
                                                                                 ---------------
Total Norway (identified cost $6,814,190)                                        $     7,035,975
                                                                                 ---------------

POLAND, 6.4%                                                Polish Zloty
Polish Government T-Bill, 0%, 11/6/96                          4,640,000         $     1,645,932
Polish Government T-Bill, 0%, 12/18/96                         3,670,000               1,274,691
Polish Government T-Bill, 0%, 1/1/97                           5,860,000               2,021,571
Polish Government T-Bill, 0%, 1/29/97                         10,420,000               3,545,081
                                                                                 ---------------
Total Poland (identified cost $8,560,401)                                        $     8,487,275
                                                                                 ---------------

UNITED STATES, 42.2%                                        U.S. Dollars
Corporate Bonds & Notes, 5.4%
Agricultural Minerals & Chemicals,
Sr. Notes, 10.75%, 9/30/03                                     1,000,000         $     1,065,000
Applied Extrusion, Sr. Notes, 11.5%, 4/1/02                    1,000,000               1,045,000
Dayton Hudson Medium Term Note, 9.5%, 6/10/15                    665,000                 767,769
Dayton Hudson Medium Term Note, 9.52%, 6/10/15                   350,000                 404,583
Overhead Door Corp., Sr. Notes, 12.25%, 2/1/00                   500,000                 540,000
TRW Inc., Medium Term Note, 9.35%, 6/4/20                      1,900,000               2,288,417
United International Holdings Inc.,
Sr. Sec. Disc. Notes, 0%, 11/15/99                             1,500,000               1,035,000
                                                                                 ---------------
Total United States Corporate Bonds & Notes
(identified cost $6,740,638)                                                     $     7,145,769
                                                                                 ---------------

Mortgage Pass-Throughs, 34.9%                               U.S. Dollars
Federal Home Loan Mortgage Corp.
Participation Certificates:
4.75%, with various maturities to 2003                            40,582         $        39,776
5.5%, with maturity at 2019                                       22,409                  22,429
8%, with various maturities to 2021                            4,438,216               4,591,223
8.5%, with various maturities to 2024                          5,428,489               5,711,766
9%, with maturity at 2019                                        996,142               1,061,484
12.5%, with maturity at 2011                                     126,267                 143,651
12.75%, with maturity at 2013                                    201,306                 229,027
13%, with maturity at 2013                                       146,828                 171,027
13.5%, with maturity at 2019                                     552,700                 649,918
                                                                                 ---------------
                                                                                 $    12,620,301
                                                                                 ---------------

Federal National Mortgage Association
Mortgage-Backed Securities:
4.75%, with maturity at 1999                                      65,853         $        65,200
5%, with maturity at 2003                                        156,521                 153,070
5.5%, with various maturities to 2012                            133,861                 133,327
7.5%, with maturity at 2002                                      939,228                 958,609
8%, with various maturities to 2013                            4,029,758               4,177,277
8.5%, with various maturities to 2026                          3,637,468               3,823,635
9%, with various maturities to 2017                            8,292,458               8,814,032
12.75%, with maturity at 2014                                    197,178                 230,626
13%, with various maturities to 2015                           1,408,664               1,643,333
13.25%, with maturity at 2014                                    303,799                 360,103
13.5%, with various maturities to 2015                         1,235,267               1,438,421
14.75%, with various maturities to 2012                        2,942,240               3,555,441
                                                                                 ---------------
                                                                                 $    25,353,074
                                                                                 ---------------

Government National Mortgage Association:                   U.S. Dollars
6.5%, with various maturities to 2007                          1,292,604         $     1,298,318
8%, with maturity at 2017                                      4,781,543               4,978,231
9%, with maturity at 2016                                      1,240,467               1,323,852
13.5%, with various maturities to 2014                           562,280                 673,444
                                                                                 ---------------
                                                                                 $     8,273,845
                                                                                 ---------------
Total Mortgage Pass-Throughs (identified cost, $45,801,731)                      $    46,247,220
                                                                                 ---------------
U.S. Treasury Bond, 11.75%, 2/15/01+                        U.S. Dollars
(identified cost, $2,603,438)                                  2,000,000         $     2,422,180
                                                                                 ---------------
Total United States (identified cost, $55,145,807)                               $    55,815,169
                                                                                 ---------------
Total Bonds & Notes (identified cost, $115,286,631)                              $   120,213,720
                                                                                 ---------------
------------------------------------------------------------------------------------------------
Short-Term Obligations -- 3.8%
------------------------------------------------------------------------------------------------
Banque National De Paris, Euro Time-Deposit                 U.S. Dollars
Cayman Islands, 5.50%, 11/1/96
(at amortized cost)                                            5,000,000         $     5,000,000
                                                                                 ---------------

Total Investments (identified cost, $120,286,631)                                $   125,213,720

Other Assets, less Liabilities, 5.4%                                                   7,193,079
                                                                                 ---------------

Net Assets, 100%                                                                 $   132,406,799
                                                                                 ===============

+Security pledged as collateral on financial futures contracts.

The accompanying notes are an integral part of the financial statements




Financial Statements

Statement of Assets and Liabilities
October 31, 1996

Assets:
Investments, at value (Note 1A) (identified
cost, $120,286,631)                                                     $ 125,213,720
Cash                                                                              659
Foreign currency, at value (identified cost, $7,952)                            7,744
Receivable for investments sold                                             1,896,365
Interest receivable                                                         2,359,131
Deferred organization expenses (Note 1J)                                       10,963
Receivable for foreign
forward currency exchange contracts                                         2,971,260
                                                                        -------------
Total assets                                                            $ 132,459,842
Liabilities:
Payable for daily variation margin on open
financial futures contracts (Note 1E)                  $      29,359
Payable to affiliate --
Trustees' fees                                                   681
Accrued expenses                                              23,003
                                                       -------------
Total liabilities                                                              53,043
                                                                        -------------
Net Assets applicable to investors'
interest in Portfolio                                                   $ 132,406,799
                                                                        =============
Sources of Net Assets:
Net proceeds from capital contributions
and withdrawals                                                         $ 124,488,477
Unrealized appreciation of investments, futures,
options and foreign currency (computed on the
basis of identified cost)                                                   7,918,322
                                                                        -------------
Total                                                                   $ 132,406,799
                                                                        =============





Statement of Operations
For the Year Ended October 31, 1996

Investment Income:
Interest Income --                                                       $  13,181,562
Expenses --
Investment adviser fee (Note 2)                       $     744,744
Administration fee (Note 2)                                 208,657
Compensation of  Trustees not members of the
Investment Adviser's organization (Note 2)                    8,663
Custodian fees                                              138,046
Legal and accounting services                                87,414
Amortization of organization expenses (Note 1J)               4,721
Miscellaneous                                                 7,025
                                                      -------------
Total expenses                                                               1,199,270
                                                                         -------------
Net investment income                                                    $  11,982,292
                                                                         -------------
Realized and Unrealized Gain (Loss) on Investments,
Futures, Options and Foreign Currency:
Net realized gain (loss) (identified cost basis)
(including net loss due to foreign currency rate
fluctuations of $775,003) --
Investment transactions                               $   9,066,256
Financial futures contracts                                (115,205)
Written options                                              23,385
Foreign currency and forward foreign
currency exchange contracts                                 598,763
                                                      -------------
Net realized gain on investments,
futures, options and foreign currency                                    $   9,573,199
Change in unrealized appreciation (depreciation) --
Investments                                           $  (2,027,026)
Financial futures contracts                                 426,241
Foreign currency and forward foreign
currency exchange contracts                               5,421,373
                                                      -------------
Net change in unrealized appreciation
of investments, futures, options and
foreign currency                                                         $   3,820,588
                                                                         -------------
Net realized and unrealized gain on investments,
futures, options and foreign currency                                       13,393,787
                                                                         -------------
Net increase in net assets resulting from operations                     $  25,376,079
                                                                         =============

The accompanying notes are an integral part of the financial statements





Statements of Changes in Net Assets
                                                                     Year Ended October 31,
                                                             ---------------------------------
                                                                  1996                1995
                                                             -------------       -------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                        $  11,982,292       $  16,533,049
Net realized gain (loss) on investments, futures,
options and foreign currency                                     9,573,199         (11,886,837)
Change in unrealized appreciation
of investments, futures, options and foreign currency            3,820,588          15,637,070
                                                             -------------       -------------
Net increase in net assets resulting from operations         $  25,376,079       $  20,283,282
                                                             -------------       -------------
Capital transactions --
Contributions                                                $  10,557,996       $   7,892,611
Withdrawals                                                    (56,110,565)       (112,061,370)
                                                             -------------       -------------
Net decrease in net assets resulting
from capital transactions                                    $ (45,552,569)      $(104,168,759)
                                                             -------------       -------------
Total decrease in net assets                                 $ (20,176,490)      $ (83,885,477)
Net Assets:
At beginning of year                                           152,583,289         236,468,766
                                                             -------------       -------------
At end of year                                               $ 132,406,799       $ 152,583,289
                                                             =============       =============

----------------------------------------------------------------------------------------------
Supplementary Data
                                                               Year Ended October 31,
                                                    ------------------------------------------
                                                       1996            1995            1994*
                                                    ----------      -----------     ----------
Ratios (as a percentage of average net assets):
Expenses                                              0.86%            0.84%          0.82%+
Net investment income                                 8.62%            9.08%          8.41%+
Portfolio Turnover                                      97%              78%            71%

+Computed on an annualized basis.

*For the period from the start of business, March 1, 1994, to October 31, 1994.

The accompanying notes are an integral part of the financial statements




NOTES TO FINANCIAL STATEMENTS

(1) Significant Accounting Policies

Strategic Income Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to provide a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Debt securities (other than mortgage-backed, "pass-through," securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, "pass through," securities are valued using a matrix pricing system which takes into account yield differentials, anticipated prepayments and interest rates. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement price. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income - Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

C. Gains and Losses From Investment Transactions - Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Fund is subject to special tax rules that may affect the amount, timing, and character of gains recognized on certain of the Portfolio's investments. The Portfolio has elected, under Section 1092 of the Internal Revenue Code (the "Code"), to utilize mixed straddle accounting for certain designated classes of activities involving domestic options and domestic financial futures contracts in determining recognized gains and losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-
Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains and losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

D. Income Taxes - The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E. Financial Futures Contracts - Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin"), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("variation margin") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F. Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains and losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

G. Written Options - The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as a writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

H. Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

I. Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the statement of assets and liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

J. Deferred Organization Expense - Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

K. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credit which is determined based on the average cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operation expenses on the Statement of Operations.

L. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. Other - Investment transactions are accounted for on a trade date basis.

(2) Investment Adviser Fee and Other
Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management
(EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross investment income (i.e., income other than gains from the sale of investments). Such percentages are reduced as average daily net assets exceed certain levels. For the year ended October 31, 1996, the fee was equivalent to 0.54% (annualized) of the Portfolio's average net assets for such period and amounted to $744,744. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $208,657 for the year ended October 31, 1996.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers of the Portfolio and Trustees of the Trust are officers and directors/trustees of the above organizations. Trustees of the Portfolio may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1996, no significant amounts have been deferred.

(3) Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR or EVM in a $120 million unsecured line of credit agreement with a bank. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, a Eurodollar rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year.

(4) Investment Transactions

The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 1996 were as follows:

Purchases -
Investments (non-U.S. Government)              $ 88,108,189
U.S. Government Securities                       34,398,490
                                               ------------
                                               $122,506,679
                                               ============

Sales -
Investments (non-U.S. Government)              $146,483,894
U.S. Government Securities                        1,284,688
                                               ------------
                                               $147,768,582
                                               ============

(5) Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


A summary of obligations under these financial instruments at October 31, 1996 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
------
                                                                  In Exchange For      Net Unrealized
Settlement                                                      (in United States        Appreciation
Date                 Deliver                                              Dollars)      (Depreciation)
------------------   --------------------------------------      ----------------      --------------
11/25/96             Australian Dollar            4,000,000      $      3,145,400      $      (23,233)
11/5/96-11/29/96     Belgian Franc            1,112,959,031            38,049,468           2,304,779
11/5/96-1/22/97      Swiss Franc                 12,184,273             9,980,904             250,731
11/22/96-12/24/96    Japanese Yen               726,000,000             6,814,064             408,016
12/10/96             New Zealand Dollars            809,921               556,739             (13,202)
                                                                 ----------------      --------------
                                                                 $     58,546,575      $    2,927,091
                                                                 ================      ==============
Purchases
----------
                                                                  In Exchange For      Net Unrealized
Settlement                                                      (in United States        Appreciation
Date                 Deliver                                              Dollars)      (Depreciation)
------------------   --------------------------------------      ----------------      --------------
11/25/96-11/29/96    Belgian Franc              209,500,272      $      6,812,444      $      (80,640)
1/27/97              Canadian Dollar              3,750,000             2,801,958              10,008
1/31/97              Czech Koruna               169,905,000             6,237,335             (33,434)
11/6/96-12/6/96      Indonesian Rupiah       23,750,000,000            10,049,138              98,232
11/26/96             Indian Rupee                73,260,000             2,000,000              40,555
11/13/96-3/25/97     Philippine Peso            252,505,000             9,500,000              13,497
11/08/96             Thai Baht                   63,700,000             2,500,000              (4,049)
                                                                 ----------------      --------------
                                                                 $     39,900,875      $       44,169
                                                                 ================      ==============

Futures Contracts
                                                                                       Net Unrealized
                                                                                         Appreciation
Expiration Date      Contracts                                        Position          (Depreciation)
---------------      ---------                                       ----------        --------------
12/96                47 U.S. 5 year Treasury Bond Futures              Short           $      (58,345)
12/96                39 U.S. 10 year Treasury Bond Futures             Short                  (43,443)
12/96                28 U.S. 30 year Treasury Bond Futures             Short                 (117,411)
12/96                22 Australian 10 year Bond Futures                 Long                  110,629
12/96                70 Canadian 10 year Bond Futures                   Long                  328,220
12/96                107 French 10 year Bond Futures                   Short                 (420,629)
12/96                97 German 10 year Bond Futures                     Long                  297,127
12/96                4 Japanese 10 year Bond Futures                   Short                 (164,969)
                                                                                       --------------
                                                                                       $      (68,821)
                                                                                       ==============

At October 31, 1996, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.


Written Option Transactions

Transactions in written options for the period ended
October 31, 1996 were as follows:

                                       Number
                                   of Contracts    Premiums
                                  -------------  ------------
Outstanding, beginning of year          --              --
Options written                      3,000         $23,385
Options exercised                       --              --
Options expired                     (3,000)       ($23,385)
                                     -----         -------
Outstanding, end of year                --              --
                                     =====         =======

(6) Federal Income Tax Basis of Investments

The cost and unrealized appreciation/depreciation in value of the investments owned at October 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                       $ 120,786,543
                                     =============
Gross unrealized appreciation        $   4,520,011
Gross unrealized depreciation               92,834
                                     -------------
Net unrealized appreciation          $   4,427,177
                                     =============



Report of Independent Accountants

To the Trustees and Investors of Strategic
Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Strategic Income Portfolio, including the portfolio of investments, as of October 31, 1996, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years then ended, and supplementary data for each of the two years then ended and for the period from March 1, 1994 (start of business) to October 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Strategic Income Portfolio as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the supplementary data for each of the two years then ended and for the period from March 1, 1994 (start of business) to October 31, 1994, in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 2, 1996



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Investment Management

EV Marathon
Strategic Income Fund
--------------------------

Officers

M. Dozier Gardner
President, Trustee

James B. Hawkes
Vice President, Trustee

H. Day Brigham, Jr.
Vice President

William H. Ahern, Jr.
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary


Independent Trustees
-------------------------
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Strategic
Income Portfolio
--------------

Officers

James B. Hawkes
President, Trustee

Mark S. Venezia
Vice President and Portfolio Manager

James L. O'Connor
Treasurer

Thomas Otis
Secretary


Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant





Investment Adviser of
Strategic Income Portfolio

Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Marathon
Strategic Income Fund

Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent

First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

Independent Accountants

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

October 31, 1996

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV Marathon Strategic
Income Fund
24 Federal Street
Boston, MA 02110                   M-SGSRC-12/96